                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): May 12, 2000



                                 SOFTLOCK.COM, INC.
               (Exact name of Registrant as specified in charter)



         Delaware                      1-13611                84-1130229
      -------------                    -------                ----------
(State or other jurisdiction   (Commission file number)      (IRS employer
     of incorporation)                                    identification no.)


5 Clock Tower Place, Suite 440, Maynard, MA                       01754
-------------------------------------------                       -----
(Address of principal executive offices)                        (Zip Code)

                                 (978) 461-5940
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OF ASSETS

         On May 12, 2000, SoftLock.com, Inc. (the "Registrant" or the "Company") completed its acquisition of certain assets of Chili Pepper, Inc. ("Chili Pepper"), a Boston-based strategic marketing consulting firm, which had provided merchandising consulting services to the Company during the preceding sixty (60) day period. Under the terms of the agreement, the Company acquired certain assets of Chili Pepper in exchange for 193,289 shares of the Company stock, $.01 par value, with an aggregate value of $1,404,365 and $351,090 in cash (collectively, the "Purchase Price")(the "Asset Acquisition"). The Company intends to continue using the purchased assets as they were previously utilized for merchandising and communication services to supplement the Company's existing merchandising capabilities.



      The acquisition will be accounted for as a purchase, and accordingly, the results of operations of Chili Pepper will be included in the Company's consolidated financial statements from the date of acquisition. The Purchase Price will be allocated to the assets acquired based upon their fair value and is subject to finalization.

      Under the terms of the agreement, thirty percent (30%) of the shares issued are entitled to non-priority piggy-back registration rights, under certain restrictions. Such rights are subordinated to the registration rights of the holders of Series A Preferred Stock and Series B Preferred Stock and to the registration rights of Intel Corporation. The remaining seventy percent (70%) of the shares issued to Chili Pepper are "restricted stock" and may only be sold pursuant to Rule 144 of the Securities Act of 1933, as amended. In addition, the Company entered into an employment agreement with one of the shareholders of Chili Pepper.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      Item 7 of the Registrant's Current Report dated as of May 12, 2000, as amended, is amended to include required financial statements relating to the Asset Acquisition as follows:


         (a)   Financial Statements of Business Acquired.

               Balance Sheet of Chili Pepper, Inc. as of December 31, 1999 and March 31, 2000 (unaudited) and the related Statements of Operations for the year ended December 31, 1999 and for each of the three months ended March 31, 2000 and 1999 (unaudited).

         (b)   Pro Forma Financial Information.

               Pro Forma Condensed Statements of Operations for the year ended December 31, 1999 and the three months ended March 31, 2000 and a Pro Forma Condensed Balance Sheet as of March 31, 2000.

         (c)   Exhibits.


               2.1 Asset Purchase Agreement entered into on May 12, 2000 by and among SoftLock.com, Inc., a Delaware corporation, Chili Pepper, Inc., a Massachusetts corporation, Alex Morrow and Leighton Collis (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on
                      Form 8-K filed May 19, 2000).

               2.2 Escrow Agreement entered into on May 12, 2000 by and among SoftLock.com, Inc., a Delaware corporation, Chili Pepper, Inc., a Massachusetts corporation, and McGuire, Woods, Battle & Boothe LLP, as escrow agent (incorporated by reference to Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed May 19,
                      2000).

               2.3 Registration Rights Agreement entered into on May 12, 2000 by and between SoftLock.com, Inc., a Delaware corporation and Chili Pepper, Inc., a Massachusetts corporation (incorporated by reference to Exhibit 2.3 to the Registrant's Current Report on Form 8-K filed May 19, 2000).

               10.1 Employment Agreement entered into on May 12, 2000, by and among SoftLock Services, Inc., a Delaware corporation and wholly-owned subsidiary of SoftLock.com, Inc., a Delaware corporation and Leighton Collis (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed May 19,
                      2000).


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized

                                     SoftLock.com, Inc.



Dated: July 25, 2000                    By:/s/ Michael J. Dziczkowski
                                        ---------------------------------------
                                            Michael J. Dziczkowski
                                            Corporate Controller
                                            (Principal Accounting Officer)

INDEPENDENT AUDITORS' REPORT

To the Stockholders of
Chili Pepper, Inc.
Boston, Massachusetts

We have audited the accompanying balance sheet of Chili Pepper, Inc. (the "Company") as of December 31, 1999, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


July 20, 2000

CHILI PEPPER, INC.
BALANCE SHEET
DECEMBER 31, 1999 AND MARCH 31, 2000


                                                                          DECEMBER 31,       MARCH 31,
                                                                              1999             2000
                                                                        -----------------------------------
                                                                                              (unaudited)
ASSETS

CURRENT ASSETS:

Cash                                                                       $     67,499         $       -
Accounts receivable (net of allowance of $15,469 and
$56,100 at December 31, 1999 and March 31, 2000, respectively)                   99,745           454,430
Investments                                                                      12,582            10,432
Prepaid expenses and other current assets                                         4,274             5,199
                                                                           ------------         ---------

           Total current assets                                                 184,100           470,061

PROPERTY AND EQUIPMENT - Net                                                     53,448            48,166

SECURITY DEPOSITS                                                                 9,174             8,249
                                                                           ------------         ---------
TOTAL ASSETS                                                               $    246,722         $ 526,476
                                                                           ============         =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts payable                                                           $    115,934         $ 319,178
Current portion of obligations under capital leases                              15,949            16,310
                                                                           ------------         ---------

           Total current liabilities                                            131,883           335,488

Obligations under capital lease, less current portion                            19,513            15,295

Commitments (Note 4)                                                                  -                 -

STOCKHOLDERS' EQUITY:
   Common stock, no par value; 10,000 shares authorized;
   1,000 shares issued and outstanding at December 31, 1999
   and March 31, 2000.                                                           10,000            10,000
   Accumulated other comprehensive income                                         3,415             1,265
   Retained earnings                                                             81,911           164,428
                                                                           ------------         ---------

           Total stockholders' equity                                      $     95,326         $ 175,693
                                                                           ------------         ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $    246,722         $ 526,476
                                                                           ============         =========


See Notes to the unaudited condensed financial statements.

CHILI PEPPER, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999 (UNAUDITED)


                                                          DECEMBER 31,        MARCH 31,         MARCH 31,
                                                              1999               2000             1999
                                                       -------------------------------------------------------
                                                                            (UNAUDITED)       (UNAUDITED)
Net revenues                                              $ 1,122,748        $ 726,206         $ 165,930

Cost of revenues                                              543,926          223,992            50,222
                                                          -----------        ---------          --------

Gross profit                                                  578,822          502,214           115,708

Operating expenses:

   Selling and marketing expense                               47,594           96,939                 -
   General and administrative expense                         534,359          241,975            57,764
                                                          -----------        ---------          --------

Total operating expenses                                      581,953          338,914            57,764
                                                          -----------        ---------          --------

Operating income (loss)                                        (3,131)         163,300            57,944

Other income (expense)
   Interest expense                                            (1,165)            (783)                -
   Other income                                                   298                -                 -
                                                          -----------        ---------          --------

Total other (expense)                                            (867)            (783)               -
                                                          -----------        ---------          --------

Net income (loss)                                         $    (3,998)       $ 162,517          $ 57,944

Other comprehensive income (loss)                               3,415           (2,150)                -
                                                          -----------        ---------          --------

Total comprehensive income (loss)                         $      (583)       $ 160,367          $ 57,944
                                                          ===========        =========          ========


See notes to the financial statements.

CHILI PEPPER, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1999, AND THE THREE MONTHS ENDED MARCH 31, 2000 (UNAUDITED)


                                                                        OTHER            RETAINED
                                           COMMON STOCK             COMPREHENSIVE       EARNINGS /
                                   ------------------------------
                                       SHARES         AMOUNT           INCOME            (DEFICIT)          TOTAL
                                   -------------------------------------------------------------------------------------
Balance, January 1, 1998               1,000         $ 10,000         $     -          $ 110,909         $ 120,909

Distribution to Shareholder                -                -               -            (25,000)          (25,000)
Net loss                                   -                -               -             (3,998)           (3,998)
Unrealized gain on investment              -                -           3,415                  -             3,415
                                      ------         --------         -------          ---------         ---------
Balance, December 31, 1999             1,000           10,000           3,415             81,911            95,326

Distribution to shareholders               -                -               -            (80,000)          (80,000)
Net Income                                 -                -               -            162,517           162,517
Unrealized loss on investments             -                -          (2,150)                 -            (2,150)
                                      ------         --------         -------          ---------         ---------
BALANCE, MARCH 31, 2000                1,000         $ 10,000         $ 1,265          $ 164,428         $ 175,693
                                      ======         ========         =======          =========         =========


See notes to the financial statements.

CHILI PEPPER, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE THREE MONTHS ENDED MARCH 31, 2000 (UNAUDITED)


                                                                           DECEMBER 31, 1999         MARCH 31, 2000
                                                                                                      (UNAUDITED)
                                                                           ------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

   Net loss                                                                         $ (3,998)             $ 162,517
   Adjustments to reconcile net loss to net cash used for
     operating activities
   Depreciation and amortization                                                      13,157                  5,282
   Allowance for doubtful accounts                                                    15,939                 40,631
   Distribution to shareholders                                                      (25,000)               (80,000)
   Increase (decrease) in cash from:
      Accounts receivable                                                             11,264               (395,316)
      Prepaid expenses and other current assets                                       (4,274)                  (925)
      Accounts payable                                                                84,150                203,244
                                                                                    --------               --------

           Net cash provided by (used for) operating activities                       91,238                (64,567)

CASH FLOWS FROM INVESTING ACTIVITIES:
   (Payment) receipt of security deposits                                             (4,800)                   925
   Investments                                                                         6,353
   Purchases of property and equipment                                               (17,062)
                                                                                    --------               --------

           Net cash used for investing activities                                    (15,509)                   925

CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal payments on long-term debt                                               (8,887)                (3,857)
                                                                                    --------               --------

           Net cash used in financing activities                                      (8,887)                (3,857)

NET INCREASE (DECREASE) IN CASH                                                       66,842                (67,499)

CASH, BEGINNING OF PERIOD                                                                657                 67,499
                                                                                    --------                -------

CASH, END OF PERIOD                                                                 $ 67,499              $       -
                                                                                   =========              =========


SUPPLEMENTAL CASH FLOW INFORMAITON

Cash paid for taxes                                                                 $      -              $       -
                                                                                   =========              =========

Cash paid for interest                                                              $  1,164              $       -
                                                                                   =========              =========

Equipment acquired through capital lease                                            $ 44,349              $       -
                                                                                   =========              =========

                               CHILI PEPPER, INC.
                          NOTES TO FINANCIAL STATEMENTS
         FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE THREE MONTHS ENDED
                       MARCH 31, 2000 AND 1999 (UNAUDITED)


1. DESCRIPTION OF THE BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF THE BUSINESS - Chili Pepper, Inc. (the "Company") provides strategic marketing and consulting services including advertising and merchandising services to businesses primarily in the internet and software industries.

SALE OF CERTAIN ASSETS - On May 12, 2000, the Company entered into a definitive agreement with SoftLock.com, Inc. to sell certain assets of the Company in exchange for 193,289 shares of SoftLock.com, Inc. common stock with an aggregate value of $1,404,365 and $351,090 in cash. Under the terms of the agreement, thirty percent (30%) of the shares issued are entitled to non-priority piggy-back registration rights, with certain restrictions, including subordination to the registration rights of certain holders. The remaining seventy percent (70%) of the shares received are "restricted stock" and may only be sold pursuant to Rule 144 of the Securities Act of 1933, as amended. In addition, SoftLock.com, Inc. entered into an employment agreement with one of the shareholders of the Company.

The financial information included herein does not reflect any adjustments that may be made by the buyer to record the allocation of purchase price to the assets acquired and the liabilities assumed in preparing an opening balance sheet, nor does it reflect what the results of operations are expected to be in the future.

The accompanying financial statements include all of the accounts of the Company.

USE OF ESTIMATES - The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

MARKETABLE SECURITIES - Marketable securities are classified as available-for-sale and are carried at aggregate fair market value using current market quotes. Unrealized gains or losses are included in comprehensive income. In calculating realized gains and losses, cost is determined using the average cost method.

PROPERTY AND EQUIPMENT - Purchased property and equipment is recorded at cost. Capital lease property and equipment is recorded at the lesser of cost or the present value of the minimum lease payments required. Expenditures for renewals and improvements are capitalized, while expenditures for repairs and maintenance are charged to operations as incurred. Depreciation and amortization of property and equipment are computed using the straight-line method over the estimated useful lives of the related assets (three to seven years) and over the terms of the related leases (two to three years). Leasehold improvements are being amortized over the lesser of the lease term or their useful lives.

REVENUE RECOGNITION - Revenue for creative services is recognized when the services are rendered. Revenue in connection with media buying is reported on a net basis and reflects only the Company's commissions related to such activities. Such revenue is deferred until the advertisement is run, at which time the revenue is recognized. There were no revenues recognized or deferred related to media buying for the twelve months ended December 31, 1999.

COMPREHENSIVE INCOME - Comprehensive income for the Company is the combination of reported net income and the change in the unrealized gain or loss recorded for changes in the value of the Company's marketable securities. Comprehensive income/ loss is reported as a separate component of stockholders' equity.

INCOME TAXES - The Company has elected S Corporation status for federal and state income tax purposes, under which income earned by the Company is allocated to shareholders who are responsible for the payment of federal and state taxes thereon. The Company remains liable for certain state income taxes that may be due.

ADVERTISING AND MARKETING - Advertising and marketing costs are charged to operations in the period incurred. Total advertising and marketing costs were $47,594, $96,939 and $0 for the twelve months ended December 31, 1999 and the three months ended March 31, 2000 and 1999, respectively.

FAIR VALUES OF FINANCIAL INSTRUMENTS - Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such instruments due to the short-term nature of such instruments.


CONCENTRATION OF CREDIT RISK AND MAJOR CUSTOMERS - The Company's revenues are derived from various customers who generally are not required to provide collateral for amounts owed to the Company. Four customers accounted for 38%, 26%, 11% and 0% and 28%, 16%, 0% and 46% of accounts receivable at December 31, 1999 and March 31, 2000, respectively.

Major customers accounted for the following percentages of the Company's revenues:


                             December 31,      March 31,        March 31,
                                1999             1999             2000
Customer A                           18%            12%
Customer B                           29%                             31%
Customer C                           14%            41%
Customer D                           12%
Customer E                                          18%
Customer F                                                           46%


No other customers accounted for more than 10% of revenues in any of the years presented.


2.   INVESTMENTS

The Company holds investments in the following securities as of December 31, 1999:




         Holding Description                Shares          Price      Market Value      Cost       Unrealized Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications                  100             24.31         2,431           1,872            559.54
American Express (AXP)                         50            166.25         8,313           5,091          3,222
Crescent Real Estate                          100             18.38         1,838           2,204           (366)
                                                                      --------------------------------------------------------
                                                                          $12,582          $9,167         $3,415
                                                                      --------------------------------------------------------



The Company held investments in the following securities as of March 31, 2000:




         Holding Description             Shares            Price      Market Value      Cost       Unrealized Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications                  100          10.94       $ 1,094          $1,872         $ (778)
American Express                              150          50.00         7,500           5,091          2,409
Crescent Real Estate                          100          18.38         1,838           2,204           (366)
                                                                       -------          ------         ------
                                                                       $10,432          $9,167         $1,265
                                                                       =======          ======         ======

3.   PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at:



                                              December 31,         March 31,
                                                 1999                2000
       Leasehold improvements                 $ 15,607             $ 15,607
       Office equipment                         54,958               54,958
                                              --------             --------

       Total property and equipment             70,565               70,565
       Less accumulated depreciation and
         amortization                          (17,117)             (22,399)
                                              --------             --------

       Property and equipment - net           $ 53,448             $ 48,166
                                              ========             ========


Included in property and equipment is certain equipment held under capital leases with a net carrying value of $36,300 and $32,604 as of December 31, 1999 and March 31, 2000, respectively.

4.   COMMITMENTS


The Company leases approximately 1,000 square feet as its principal operating location under a five-year operating lease agreement. The agreement provides for a yearly escalating monthly rental of $2,667 for the first 12 months, $2,750 for months 13 through 24, $2,833 for months 25 through 36, $2,917 for the months 37 through 48 and $3,000 for months 49 through 60. The Company is recording rent expense on a straight-line basis over the entire life of the lease. The lease also requires the Company to pay certain incremental costs incurred by the lessor and shared costs of the property. Rent expense for the year ended December 31, 1999 and each of the three months ended March 31, 2000 and 1999 totaled $32,105, $8,000 and $3,496, respectively.


At December 31, 1999, the aggregate minimum rental payments due under noncancelable operating leases are as follows:


      2000....................     $  32,500
      2001....................        33,500
      2002....................        34,500
      2003....................        35,500
      2004....................        18,000
                                   ----------
      Total...................     $ 154,000
                                   ==========

Minimum payments due under capitalized leases as of December 31, 1999 are as follows:

     2000......................................  $ 18,561
     2001......................................    16,616
     2002......................................     4,198
                                                 ---------
     Total.....................................    39,375
     Less amount representing interest.........     3,913
                                                 ---------
     Present value of minimum payments.........    35,462
     Less current portion......................    15,949
                                                 ---------
     Total long-term capital lease obligation..  $ 19,513
                                                 =========

5. RELATED PARTY


The Company has performed creative services for Lonestar, Inc., a related party. Such services are performed on a subcontractor basis for other third parties, for whom Lonestar, Inc. acts as a broker. The Company records revenue upon completion of the services performed. Collection of such revenues is not reliant on Lonestar, Inc.'s collecting from said third parties.

6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. The new standard requires that all companies record derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. Management is currently assessing the impact of SFAS No. 133 on the financial statements of the Company.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin, or SAB, No. 101, "Revenue Recognition in Financial Statements." SAB No. 101 provides guidance on applying generally accepted accounting principles to revenue recognition issues in financial statements. Management is currently assessing the impact of SAB No. 101 on the financial statements of the Company.

                                SoftLock.com,Inc
               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


The following unaudited pro forma condensed financial statements (the "Pro Forma Financial Statements") are based on historical financial statements of the Registrant and Chili Pepper and have been prepared to illustrate the effects of the Asset Acquisition.


The unaudited pro forma condensed statements of operations for the year ended December 31, 1999 and for the three months ended March 31, 2000 give effect to the Asset Acquisition as if the transaction had been completed as of January 1, 1999. All Intercompany transactions have been eliminated for purposes of these pro forma statements. The unaudited pro forma condensed balance sheet as of March 31, 2000 gives effect to the Asset Acquisition as if the transaction had been completed as of that date. The pro forma Financial Statements do not include certain cost savings, if any, that may be achieved relating to general business and administrative activities.



The Asset Acquisition will be accounted for using the purchase method of accounting. The total purchase price will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values.



These unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and the notes thereto of the Company. The pro forma financial information is for informational purposes only and does not purport to represent what the Company's results of operations would have actually been had the transactions to which pro forma effect is given, been consummated as of the dates or for the periods indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future.

CHILI PEPPER, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                 PRO FORMA
                                           SOFTLOCK.COM       CHILI PEPPER      ADJUSTMENTS         AS ADJUSTED
                                        -----------------------------------------------------------------------------

Net revenues                                 $     83,790      $ 1,122,748        $        -         $   1,206,538
                                                                                                                 -
Cost of revenues                                   21,902          543,926                 -               565,828
                                             ------------      -----------        ----------         -------------

Gross profit                                       61,888          578,822                 -               640,710

Operating expenses:

   Research and development                     1,823,141                -                 -             1,823,141
   Selling and marketing expense                1,181,155           47,594                 -             1,228,749
   General and administrative expense           3,700,796          534,359           345,089 (2)         4,580,244
                                             ------------      -----------        ----------         -------------

Total operating expenses                        6,705,092          581,953           345,089             7,632,134
                                             ------------      -----------        ----------         -------------

Operating income (loss)                        (6,643,204)          (3,131)         (345,089)           (6,991,424)

Other income (expense)
   Interest expense                               (23,472)          (1,165)                -               (24,637)
   Interest income                                 68,283                -                 -                68,283
   Other income (expense)                            (562)             298                 -                  (264)
                                             ------------      -----------        ----------         -------------

Total other income (expense)                       44,249             (867)                -                43,382
                                             ------------      -----------        ----------         -------------

Net income (loss)                            $ (6,598,955)     $    (3,998)       $ (345,089)        $  (6,948,042)

Beneficial conversion feature on
convertible preferred stock                    (3,210,604)               -                 -          $ (3,210,604)
                                             ------------      -----------        ----------         -------------

Net loss attributable to
common stockholders                          $ (9,809,559)     $    (3,998)       $ (345,089)         $(10,158,646)
                                             ============      ===========        ==========          ============

Basic loss per common share                  $      (0.94)                                            $      (0.96)
                                             ============                                             ============

Basic weighted average shares
outstanding                                    10,400,995                                               10,594,284
                                             ============                                             ============

CHILI PEPPER, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2000


                                                                                         PRO FORMA
                                               SOFTLOCK.COM       CHILI PEPPER      ADJUSTMENTS         AS ADJUSTED
                                            -----------------------------------------------------------------------------

Net revenues                                   $     12,734        $  726,206        $ (229,450)(1)   $     509,490
                                                                                                                  -
Cost of revenues                                      4,832           223,992           (95,550)(1)         133,274
                                               ------------        ----------        ----------       -------------

Gross profit                                          7,902           502,214          (133,900)            376,216

Operating expenses:

   Research and development                       1,008,487                 -                 -           1,008,487
   Selling and marketing expense                  1,146,147            96,939                 -           1,243,086
   General and administrative expense             1,044,200           241,975            86,272 (2)       1,372,447
                                               ------------        ----------        ----------       -------------

Total operating expenses                          3,198,834           338,914            86,272           3,624,020
                                               ------------        ----------        ----------       -------------

Operating income (loss)                          (3,190,932)          163,300          (220,172)         (3,247,804)

Other income (expense)
   Interest expense                                 (12,856)             (783)                -             (13,639)
   Interest income                                  111,644                 -                 -             111,644
   Other income (expense)                                 -                 -                 -                   -
                                                          -                 -                 -                   -

Total other income (expense)                         98,788              (783)                -              98,005
                                               ------------        ----------        ----------       -------------

Net income (loss)                              $ (3,092,144)       $  162,517        $ (220,172)      $  (3,149,799)

Beneficial conversion feature on
convertible preferred stock                      (9,643,696)                -                 -       $  (9,643,696)
                                               ============        ==========        ==========       =============

Net loss attributable to common stockholders   $(12,735,840)       $  162,517        $ (220,172)      $ (12,793,495)
                                               ============        ==========        ==========       =============

Basic loss per common share                    $      (0.99)                                          $       (0.98)
                                               ============                                           =============

Basic weighted average shares outstanding        12,848,104                                              13,041,393
                                               ============                                           =============

SOFTLOCK.COM, INC.
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
MARCH 31, 2000


                                                                                                  PRO FORMA
                                                              SOFTLOCK.COM     CHILI PEPPER      ADJUSTMENTS      AS ADJUSTED
                                                              -------------------------------------------------------------------
ASSETS

CURRENT ASSETS:

Cash                                                            $ 10,344,464       $         -    $    (351,090)(3)  $   9,993,374
Accounts receivable, net                                              54,145           454,430         (454,430)(3)         54,145
Investments                                                                -            10,432          (10,432)(3)              -
Prepaid expenses and other current assets                            397,329             5,199                -            402,528
                                                                ------------       -----------    -------------      -------------

           Total current assets                                   10,795,938           470,061         (815,952)        10,450,047

PROPERTY AND EQUIPMENT - Net                                         969,136            48,166                -         1,017,302

Capitalized web development costs                                  1,596,872                 -                -         1,596,872
Goodwill                                                                   -                 -        1,725,446 (2)     1,725,446
Other assets                                                         106,791             8,249                -           115,040

TOTAL ASSETS                                                    $ 13,468,737       $   526,476    $     909,494      $ 14,904,707
                                                                ============       ===========    =============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:

Accounts payable                                                   $ 646,093         $ 319,178       $ (319,178)(3)     $  646,093
Accrued Expenses                                                   1,145,993                 -                -          1,145,993
Current portion of obligations under capital leases                  178,812            16,310                -            195,122
                                                                ------------       -----------    -------------      -------------

           Total current liabilities                               1,970,898           335,488         (319,178)         1,987,208

Obligations under capital lease, less current portion                417,236            15,295                -            432,531

Other long-term liabilities                                           87,588                 -                -             87,588

Redeemable covertible preferred stock                             12,535,545                 -                -         12,535,545

STOCKHOLDERS' EQUITY:
Common stock                                                         128,628            10,000           (8,067)(3)        130,561
Additional paid-in-capital                                        15,569,311                 -        1,402,432 (3)     16,971,743
Deferred compensation                                             (2,642,767)                -                -         (2,642,767)
Deferred royalties                                                (2,515,035)                -                -         (2,515,036)
Retained earnings                                                (11,813,787)          164,428         (164,428)(3)    (11,813,786)
  Accumulated other comprehensive income                                   -             1,265           (1,265)(3)              -
  Notes reeceivable from officers and investors                     (268,880)                -                -           (268,880)
                                                                ------------       -----------    -------------      -------------

           Total stockholders' equity (deficit)                   (1,542,530)          175,693        1,228,672           (138,165)
                                                                ------------       -----------    -------------      -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)            $ 13,468,737       $   526,476    $     909,494      $  14,904,707
                                                                ============       ===========    =============      =============


See Notes to the unaudited condensed financial statements.

Notes to the Unaudited Pro Forma Condensed Financial Statements

(1) Represents the elimination of intercompany sales and related cost of sales.


(2) Represents the amortization associated with gross amount of goodwill recorded of $1,725,446, in the amount of $345,089 and $86,272 for the twelve months ended December 31, 1999 and the three months ended March 31, 2000, respectively which are being amortized over their estimated useful lives of 5 years.



(3) Represents the removal of those assets and liabilities not acquired in the Asset Transaction and the recording of the consideration paid for the assets acquired in the form of $351,090 in cash and 193,289 shares of the Company's stock, $.01 par value, with an aggregate value of $1,404,365.